UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 6, 2005



                            Clemmy Technologies Corp.
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             (Exact name of registrant as specified in its charter)



          NEVADA                   000-31005                88-0421219
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(State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)           File Number)             Identification No.)



   9750 Peace Way #2090 Las Vegas, NV                           89147
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (505) 421 2421




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                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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       Section 4 - Matters Related to Accountants and Financial Statements
            Item 4.01 Changes in Registrant's Certifying Accountant.

     a) On April 6, 2005, Clemmy Technologies Corp. (the "Company") dismissed Kurt D. Saliger, CPA, as its independent certified public accountant. The decision was approved by the Board of Directors of the Company.


          The report of Kurt D. Saliger, CPA, on the Company's financial statements as of December 31, 2000 and for the year then ended, did not contain an adverse opinion or disclaimer of opinion, and was not modified for uncertainty, audit scope, or accounting principles. During the Company's year ended December 31, 2000 and through the subsequent interim period preceding the dismissal, there were no disagreements with Kurt D. Saliger, CPA, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kurt D. Saliger, CPA, would have caused Kurt D. Saliger, CPA, to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

          The Company requested that Kurt D. Saliger, CPA, furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the Company's statements in this
          Item 4.01(a). The Company was unable to obtain a response from Mr. Saliger.

     b) On April 6, 2005, the Board of Directors of the Company appointed Child, Sullivan & Company as the Company's new independent certified accountants. During the two most recent fiscal years and the interim period preceding the appointment of Child, Sullivan & Company, the Company has not consulted with Child, Sullivan & Company regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

                 Section 9 - Financial Statements and Exhibits
                  Item 9.01 Financial Statements and Exhibits.

Exhibit
Number            Descriptions

 16.1 Letter from Child, Sullivan & Company (new auditor) date October 7, 2005 regarding change in certifying accountant





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CLEMMY TECHNOLOGIES CORP.
                                       --------------------------

Date: October 7, 2005
                                       /s/  Michael Kauffman
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                                             Michael Kauffman, President